SUBLEASE AGREEMENT

The parties agree as follows:

Date of this
Sublease:             July 1, 2001

Parties to this
Sublease:             Overtenant: Falcon Financial Group LLC
                      Address for Notices: 1700 West Horizon Ridge Parkway,
                      Suite 202, Henderson, Nevada  89012


                      You, the Undertenant: Crest View, Inc.
                      Address for notices: 1700 West Horizon Ridge Parkway, Suite 202, Henderson, Nevada 89012


Information from
Over-Lease:           If there are more than one Overtenant or Undertenant, the
                      words, "Overtenant" and "Undertenant" used in this Sublease includes them.

                      Landlord: MacDonald Corporate Center
                      Address for notices: 1700 West Horizon Ridge Parkway, Suite 200, Henderson, Nevada 89012


                      Overtenant: Falcon Financial Group LLC
                      Address for Notices: 1700 West Horizon Ridge Parkway, Suite 202, Henderson, Nevada 89012


                      Date of Over-Lease: March, 2000

                      Term: From March 2000 to  June 30, 2005

                      A copy of the Over-Lease is attached as an important part of the Sublease.

Term:                 Two years, no months: Beginning July 1, 2001 and ending
                      June 30, 2003

Premises rented:      1700 West Horizon Ridge Parkway, Suite 202, Henderson,
                      Nevada  89012

Use of premises:      The premises may be used for administrative offices only.

Rent: The yearly rent is $14,400. You, the Undertenant, will pay this yearly rent to the Overtenant in twelve equal monthly payments of $1,200. Payments shall be made upon execution of this Agreement by the delivery of 57,600 shares of Undertenant's common stock.


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Security:             The security for the Undertenant's performance is $ 0

Agreement to lease
and pay rent:         Overtenant sublets the premises to you, the Undertenant,
                      for the Term. Overtenant states that is has the authority to do so. You, the Undertenant, agree to pay the Rent and other charges as required in the Sublease. You, the Undertenant, agree to do everything required of you in the Sublease.

Notices: All notices in the Sublease shall be sent by certified mail, "return receipt requested."

Subject to:           The Sublease is subject to the Over-Lease. It is also
                      subject to any agreement to which the Over-Lease is subject. You, the Undertenant, state that you have read and initialed the Over-Lease and will not violate it in any way.

Overtenant's duties:  The Over-Lease describes the Landlord's duties.
                      The Overtenant is not obligated to perform the Landlord's duties. If the Landlord fails to perform, you, the Undertenant, must send the Overtenant a notice. Upon receipt of the notice, the Overtenant shall then promptly notify the Landlord and demand that the Over-Lease agreements be carried out. The Overtenant shall continue the demands until the Landlord performs.

                      Overtenant shall provide telephone and secretarial services for Undertenant during the term of this Sublease.

Consent: If the Landlord's consent to the Sublease is required, this consent must be received within 3 days from the date of this Sublease. If the Landlord's consent is not received within this time, the Sublease will be void. In such event all parties are automatically released and all payments shall be refunded to you, the Undertenant.

Adopting the
Overlease and
exceptions:           The provisions of the Over-Lease are part of this
                      Sublease. All the provisions of the Over-Lease applying to the Overtenant are binding on you, the Undertenant.

No authority:         You, the Undertenant, have no authority to contact or make any agreement with the Landlord about the premises or the Over-Lease. You, the Undertenant, may not pay rent or other charges to the Landlord, but only to the Overtenant.

Successors:           Unless otherwise stated, the Sublease is binding on all
                      parties who lawfully succeed to the rights or take the place of the Overtenant or you,


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                      the Undertenant. Examples are an assign, heir, or a legal
                      representative such as an executor of your will or administrator of your estate.

Changes: This Sublease can be changed only by an agreement in writing signed by the parties to the Sublease.

Signatures:           OVERTENANT:           Falcon Financial Group LLC


                                            By:    /s/ John C. Francis
                                                 -------------------------------
                                                   John C. Francis, Member

                      UNDERTENANT:          Crest View, Inc.



                                            By:    /s/ Johnny R. Thomas
                                                 -------------------------------
                                                   Johnny R. Thomas, CEO
Witness:


          /s/ Elliot H. Lutzker
----------------------------------------
            Elliot H. Lutzker


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